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                                                                   EXHIBIT 10.23



June 13, 2002


Big 5 Corp.
2525 E. El Segundo Blvd.
El Segundo, CA 90245

Ladies and Gentlemen:

Reference is hereby made to that certain Financing Agreement dated March 8, 1996 and amendments thereto (the "Financing Agreement"), as and between the lenders thereto (the "Lenders"), The CIT Group/Business Credit, Inc., as Agent for the Lenders and a Lender ("CIT"), and Big 5 Corp., a Delaware corporation, successor by merger to United Merchandising Corp. (the "Company"). We refer also to that certain Seventh Amendment to Financing Agreement between CIT, the Lenders and the Company dated April 30, 2002 (the "Seventh Amendment"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Financing Agreement.

Pursuant to mutual agreement, CIT, the Lenders and the Company hereby agree to delete numbered paragraph 3 of the Seventh Amendment and substitute the following in lieu thereof:

        3. Consent. Subject to the terms and conditions herein, including, without limitation, the Conditions to Effectiveness set forth in
           Section 4 hereof, Agent and Lenders hereby consent to Borrower declaring and paying one or more dividends to Parent, in an aggregate amount not to exceed $30,000,000, for the purposes of (i) repurchasing or redeeming shares of common stock and preferred stock of Parent; (ii) repurchasing or redeeming Parent's 13.45% Senior Discount Notes due 2008 (including paying all outstanding principal, accrued and unpaid interest and other amounts related thereto); (iii) paying special one-time bonuses to directors and executive officers of Parent in an aggregate amount not to exceed $2,600,000.00; and
           (iv) paying fees and expenses, all related to and in connection with the consummation of the initial public offering of the common stock of Parent (the "IPO"); provided, that, (a) after giving effect to the payment of such dividend(s), Availability is at $35,000,000 and no Default or Event of Default is existing or has occurred and is continuing and (b) such dividend(s) shall be declared and paid by Borrower only to the extent that net proceeds from the IPO received by Parent are insufficient to satisfy all of the purposes described above, and the aggregate amount of such dividend(s) shall not exceed such insufficiency. For purposes of clarity, Borrower may declare and pay such dividend(s) following the first closing of the IPO and prior to the exercise, if any, of the underwriters' over-allotment option with respect to the IPO; provided, however, that in such event, Parent shall contribute to Borrower promptly after any exercise of the underwriters'

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Big 5 Corp.
Page 2


           over-allotment option the net proceeds it receives upon such exercise, and Borrower shall use such excess net proceeds to pay down the Line of Credit.

Please acknowledge your receipt and acceptance of this letter by executing and returning the enclosed copy of this letter.

Sincerely,

THE CIT GROUP/BUSINESS CREDIT, INC.
(AS AGENT AND LENDER)

By: /s/ ILLEGIBLE
    ----------------------------------
Title: Vice President
       -------------------------------


FLEET CAPITAL CORPORATION (AS LENDER)

By:  /s/ MATTHEW R. VAN STEENHUYSE
    ----------------------------------
Title: Senior Vice President
       -------------------------------


PNC BANK, NATIONAL ASSOCIATION (AS LENDER)

By:  /s/ MARK A. TITO
    ----------------------------------
Title: Vice President
       -------------------------------


BANKAMERICA BUSINESS CREDIT, INC. (AS LENDER)

By:  /s/ ILLEGIBLE
    ----------------------------------
Title: Vice President
       -------------------------------


TRANSAMERICA BUSINESS CAPITAL CORPORATION,
AS SUCCESSOR TO TRANSAMERICA BUSINESS CREDIT (AS LENDER)

By:  /s/ ILLEGIBLE
    ----------------------------------
Title: Vice President
       -------------------------------

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Big 5 Corp.
Page 3


Agreed and Accepted:

BIG 5 CORP.

By: /s/ CHARLES P. KIRK
    --------------------------------------------------
Title: Senior Vice President & Chief Financial Officer
       -----------------------------------------------